Exhibit 10.14

AMENDMENT NO. 3
TO
SENIOR SECURED CREDIT FACILITY AGREEMENT
dated December 28, 2005
made among
RIGDON MARINE CORPORATION
by
DVB BANK NV,
as Underwriter, Arranger, Book Manager, Facility Agent and Security Trustee,
DVB BANK AG,
as Swap Bank,
and
and the Banks, Financial Institutions and Persons
identified on Schedule 1 to the Original Agreement, as Lenders

July 1, 2008

AMENDMENT NO. 3 TO SENIOR SECURED CREDIT FACILITY AGREEMENT
          THIS AMENDMENT NO. 3 TO SENIOR SECURED CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 1st day of July, 2008 by and among (1) RIGDON MARINE CORPORATION, a corporation incorporated under the laws of the State of Delaware (the “Borrower”), (2) the banks and financial institutions as are listed on the signature pages hereto (together with their respective successors and assigns, the “Lenders”), (3) DVB BANK AG, as swap bank (the “Swap Bank”) and (4) DVB BANK NV (“DVB”), as underwriter, arranger, book manager and facility agent for the Lenders (in such capacity, the “Facility Agent”) and security trustee for the Lenders and the Swap Bank (in such capacity, the “Security Trustee”), and amends and is supplemental to that Senior Secured Credit Facility Agreement dated as of December 28, 2005, as amended by Amendment No. 1 thereto dated as of February 28, 2006 and by Amendment No. 2 thereto dated as of May 9, 2007 (as so amended, the “Original Agreement”) made by and among the Borrower, the Lenders, the Facility Agent and the Security Trustee.
WITNESSETH THAT:
          WHEREAS, pursuant to the Original Agreement, the Lenders made available to the Borrower a secured term loan in the principal amount of up to US$224,000,000 (the “Facility”) in three tranches, Tranche A, Tranche B and Tranche C, for the purposes described in Section 3.1 thereof;
          WHEREAS, the current aggregate outstanding principal of the Original Facility is US$154,894,726.00 and the committed but undrawn portion of the Original Facility is US$41,840,998.00;
          WHEREAS, GulfMark Offshore, Inc. (“GulfMark”) has entered into a purchase agreement to acquire the Borrower;
          WHEREAS, pursuant to that certain letter request dated June 17, 2008 (the “Amendment Request Letter”) given by the Borrower and GulfMark to the Lenders, the Facility Agent and the Security Trustee, the Borrower has requested certain amendments to the Original Agreement in order to keep the Facility in place following the acquisition of the Borrower by GulfMark;
          WHEREAS, each of the Lenders, the Facility Agent and the Security Trustee has agreed to keep the Facility in place following the acquisition of the Borrower by GulfMark subject to, inter alia, the following conditions: (i) GulfMark shall provide an unconditional guarantee of the Facility and the Borrower’s obligations under the Original Agreement (as amended hereby), the Note and Security Documents, (ii) the term of the Facility shall be shortened and shall terminate on June 30, 2010; and (iii) the Borrower shall pay each Lender an amendment fee in an amount equal to 0.25% of such Lender’s respective Commitment;
          WHEREAS, in light of the foregoing, each of the parties desires to amend certain provisions of the Original Agreement as set forth below.

          NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows:
          1. Definitions. Unless otherwise defined herein, words and expressions defined in the Original Agreement have the same meanings when used herein, including in the recitals hereto.
          2. Representations and Warranties. The Borrower hereby reaffirms, as of the date hereof, each and every representation and warranty made thereby in the Original Agreement, the Note and the other Security Documents (updated mutatis mutandis).
          3. No Defaults. The Borrower hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default, except for the Change of Control as a result of the purchase of the Borrower by GulfMark, which Event of Default the Lenders hereby waive.
          4. Performance of Covenants. The Borrower hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Original Agreement, the Note and the other Security Documents, on its part to be performed, and the Borrower covenants and undertakes to continue duly to perform and observe such covenants and undertakings, as amended hereby, so long as the Original Agreement, as the same is amended hereby and may hereafter be amended or supplemented, shall remain in effect.
          5. Amendment to the Original Agreement. Subject to the terms and conditions of this Amendment, the Original Agreement is hereby amended and supplemented as follows:
(a)	all references to “this Agreement” or “Credit Facility Agreement” shall be deemed to refer to the Original Agreement as amended hereby;

(b)	Section 1.1 is hereby amended as follows:
(i)	the definition of “Amendment Request Letter” shall be inserted as follows:

“means that certain letter request dated June 17, 2008 by the Borrower and the Guarantor to, inter alios, the Facility Agent with respect to certain amendments to this Credit Facility Agreement and the Subordinated Mortgage Debt;”;

(ii)	the definition of “Change of Control” shall be deleted and replaced in its entirety with the following:

“means (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 25% of the total voting power of the Borrower, or (b) the Board of Directors of the Borrower ceases to consist of a majority of the directors existing on the date hereof or directors nominated by GulfMark Management, Inc. or any other Subsidiary of the Guarantor who is the shareholder of the Borrower;”;

(iii)	the definition of “Guarantor” shall be inserted as follows:

“means GulfMark Offshore, Inc., a Delaware corporation;”;

(iv)	the definition of “Guaranty” shall be inserted as follows:

“means the guaranty to be executed by the Guarantor in respect of the obligations of the Borrower under and in connection with this Credit Facility Agreement and the Note in favor of the Security Trustee;”;

(v)	the definition of “Mortgages” shall be amended by inserting the following at the end of such definition before the semi-colon:

“, as such mortgages shall be amended from time to time”

(vi)	the definition of “RMLLC” shall be amended by inserting the following at the end of such definition before the semi-colon:

“which will be dissolved and its assets assigned to and its liabilities assumed by GulfMark Management, Inc.”;

(vii)	the definition of “Security Party(ies)” shall be inserted as follows:

“means the Borrower and the Guarantor, or either of them, as the context may require;”;

(viii)	the definition of “Subordinated Agent” shall be inserted as follows:

“means DVB Bank NV in its capacities as facility agent and security trustee under the Subordinated Loan Agreement;”;

(ix)	the definition of “Subordinated Lender” shall be deleted and replaced in its entirety with the following:

“Subordinated Lender(s)” means the banks and financial institutions listed on Schedule 1 to the

Subordinated Loan Agreement and such other bank or financial institution as becomes a party to the Subordinated Loan Agreement;”;

(x)	the definition of “Subordinated Loan Agreement” shall be inserted as follows:

“means that certain assignment, assumption, amendment and restatement of loan agreement dated as of July 1, 2008, made by and among (i) Bourbon Capital U.S.A., Inc., as assignor, (ii) the Borrower, as borrower, (iii) Subordinated Lenders and (v) the Subordinated Agent providing for a Subordinated Mortgage Debt;”;

(xi)	the definition of “Subordinated Mortgage” shall be replaced in its entirety with the following:

“means the second preferred fleet mortgage in favor of Subordinated Agent over each of the Pre-existing Vessels and as shall be amended or supplemented, from time to time, to cover any GPA 654 Vessels;”;

(xii)	the definition of “Subordinated Mortgage Debt” shall be replaced in its entirety with the following:

“means the eighty five million dollar ($85,000,000) loan made or to be made available by the Subordinated Lenders to the Borrower pursuant to the Subordinated Loan Agreement and evidenced by a promissory note of even date therewith;”;

(xiii)	the definition of “Subordination Agreement” shall be replaced in its entirety with the following:

“means the subordination agreement to be entered into by the Facility Agent, the Borrower, the Subordinated Agent and the Subordinated Lenders;”;

(xiv)	the definition of “Tranche A Final Payment” shall be replaced in its entirety with the following:

“means the balloon payment of such amount as may be necessary to repay Tranche A on the Tranche A Final Payment Date, together with accrued but unpaid interest and any other amounts owing by the Borrower to the Facility Agent, the Security Trustee or any

Lender pursuant to this Credit Facility Agreement, the Note or any Security Document;”;

(xv)	the definition of “Tranche A Final Payment Date” shall be replaced in its entirety with the following:

“means June 30, 2010;”;

(xvi)	the definition of “Tranche B Final Payment” shall be replaced in its entirety with the following:

“means the balloon payment of such amount as may be necessary to repay Tranche B on the Tranche B Final Payment Date, together with accrued but unpaid interest and any other amounts owing by the Borrower to the Facility Agent, the Security Trustee or any Lender pursuant to this Credit Facility Agreement, the Note or any Security Document;”;

(xvii)	the definition of “Tranche B Final Payment Date” shall be replaced in its entirety with the following:

“means June 30, 2010;”;

(xviii)	the definition of “Tranche C Final Payment” shall be replaced in its entirety with the following:

“means the balloon payment of such amount as may be necessary to repay Tranche C on the Tranche C Final Payment Date, together with accrued but unpaid interest and any other amounts owing by the Borrower to the Facility Agent, the Security Trustee or any Lender pursuant to this Credit Facility Agreement, the Note or any Security Document;”;

(xix)	the definition of “Tranche C Final Payment Date” shall be replaced in its entirety with the following:

“means June 30, 2010;”;
(c)	Section 5.1(a) shall be amended by deleting the “eighty-four (84)” from the initial sentence thereof;

(d)	Section 6.1 shall be amended by adding the following sentence at the end of such section:

“The Facility Agent shall provide to the Borrower within two (2) Banking Days following the last day of each calendar month, an electronic spreadsheet of the current liquidation value of the Interest Rate Agreement that provides the monthly future interest rate and monthly discount rate assumptions used in determining such valuation.”
(e)	Section 8.1 shall be amended as follows:
(i)	Section 8.1(e) shall be amended by deleting each reference to “the Borrower” or “Borrower” therein and replacing it with “any Security Party”;

(ii)	Section 8.1(g) shall be amended by inserting “, the Guarantor” after “The Borrower” at the beginning of the initial sentence thereof;

(iii)	Section 8.1(j) shall be amended by inserting “, the Guarantor” after “The Borrower” at the beginning of the initial sentence thereof;

(iv)	Section 8.1(m) shall be amended by inserting “, the Guarantor” after “The Borrower” at the beginning of the initial sentence thereof;
(f)	Section 9.1(f) shall be amended by inserting “and the Guarantor” after “the Borrower”;

(g)	Section 9.2(d) shall be amended by inserting the following at the end of such section before the semi-colon:

“ other than to any other Subsidiary of the Guarantor;”;

(h)	Section 9.2(g) shall be amended by inserting the following at the end of such section before the semi-colon:

“, except for such transactions with Affiliates”

(i)	Section 9.2(h) shall be deleted in its entirety;

(j)	Section 13.1 shall be amended by inserting the following sentence at the end thereof:

“The Borrower shall pay to the Facility Agent (on behalf of the Lenders and the Agents) such fees as are set forth in the Amendment Request Letter as same become due and payable pursuant to the terms thereof.”;

(k)	All references to “Administrative Agent” in the Original Agreement shall be deemed references to the “Facility Agent”;
          6. Consent to Acquisition of Borrower by GulfMark. Subject to the satisfaction of all other conditions set forth in the Original Agreement and this Amendment and provided that no Event of Default shall have occurred and be continuing (other than the Change of Control caused by the acquisition by GulfMark of the Borrower), the Lenders hereby consent to the acquisition by GulfMark of the Borrower and to the change in address of the principal executive offices of the Company.
          7. Conditions Precedent. The effectiveness of this Amendment shall be expressly subject to the following conditions precedent:
(a)	Corporate Documents. The Facility Agent shall have received the following documents in form and substance satisfactory to the Facility Agent and its legal advisers:

(i)	copies, certified as true and complete by an officer of the Borrower of the resolutions of the board of directors thereof evidencing approval of this Amendment, the mortgage amendments and such other documents as the Facility Agent may require pursuant to this Amendment and authorizing appropriate officers or attorneys-in-fact to execute the same on its behalf;

(ii)	copies, certified as true and complete by an officer of GulfMark of the resolutions of the board of directors thereof evidencing approval of its Guaranty and authorizing appropriate officers or attorneys-in-fact to execute the same on its behalf;

(iii)	copies, certified as true and correct by an officer of each of the Borrower and GulfMark of its respective constitutional documents;

(iv)	certificates as to the good standing (or the equivalent) of each of the Borrower and GulfMark; and

(b)	Guaranty. GulfMark shall have duly executed and delivered a guaranty, substantially in the form attached hereto as Exhibit A, pursuant to which GulfMark shall guarantee the performance by the Borrower of its obligations under the Original Agreement (as amended hereby);

(c)	Mortgage Amendments. The Borrower shall have duly executed and delivered an amendment to each of the Mortgages, substantially in the form attached hereto as Exhibit B, and the Facility Agent shall have received evidence of the recordation of such amendments with the National Vessel Documentation Center;

(d)	Subordination Agreement. The Facility Agent shall have received copies of the Subordination Agreement duly executed by the Borrower, the Subordinated Agent and each of the Subordinated Lenders;

(e)	Fees Paid. The Agent shall have received payment in full of all fees and expenses due under the Original Agreement and this Amendment;

(f)	No Event of Default. The Lenders and the Agents shall be satisfied that no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default have occurred and be continuing (other than the Change of Control caused by the acquisition by GulfMark of the Borrower) and the representations and warranties of the Borrower contained in the Original Agreement, as amended by this Amendment, shall be true on and as of the date of this Amendment; and

(g)	Opinions. The Facility Agent shall have received (i) an opinion from Messrs. Strasburger & Price, LLP and (ii) an opinion from Messrs. Seward & Kissel LLP, counsel to the Lenders and the Agents, in each case in such form as the Facility Agent shall reasonably require.
          8. No Other Amendment. All other terms and conditions of the Original Agreement shall remain in full force and effect and the Original Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.
          9. Other Documents. By the execution and delivery of this Amendment, the Borrower, the Lenders, the Facility Agent and the Security Trustee hereby consent and agree that all references in the other Security Documents to the Original Agreement shall be deemed to refer to the Original Agreement as amended by this Amendment. By the execution and delivery of this Amendment, the Borrower hereby consents and agrees that each of the Security Documents and any other documents that may be executed as security for the Facilities under the Original Agreement or any Security Document to which it is a party shall remain in full force and effect notwithstanding the amendments contemplated hereby.
          10. Fees.
(a)	Amendment Fee. The Borrower agrees to pay to the Facility Agent (for the account of each Lender) upon the execution hereof an amendment fee in an amount equal to 0.25% of such Lender’s respective Commitment;

(b)	Expenses. The Borrower agrees to pay promptly all costs and expenses (including reasonable legal fees) of the Lenders and the Facility Agent in connection with the preparation and execution of this Amendment;

(c)	Contingent Additional Fee. The Borrower shall pay the Facility Agent (for the account of each Lender) an additional fee in an amount equal to 0.15% of such Lender’s respective Commitment if this Original Agreement (as amended hereby) is not re-financed prior to December 31, 2009; and

(d)	Payments. All amounts payable under this Section 10 shall be made as set forth in the Original Agreement.

          11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
          12. Further Assurances. The Borrower agrees that if this Amendment or any document delivered in connection herewith shall, in the reasonable opinion of the Lenders, at any time be deemed by the Lenders for any reason insufficient in whole or in part to carry out the true intent and spirit hereof or thereof, it will execute or cause to be executed such other and further assurances and documents as in the opinion of the Lenders may be required in order to more effectively accomplish the purposes of this Amendment, the Original Agreement, the Note or any Security Document.
          13. Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement
          14. Headings; Amendment. In this Amendment, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment. This Amendment cannot be amended other than by written agreement signed by the parties hereto.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized representative on the day and year first above written.

RIGDON MARINE CORPORATION
By:	/s/ Bruce Streeter
	Name:	Bruce Streeter
	Title:	Chairman & CEO

DVB BANK NV, as Underwriter, Arranger, Book Manager, Facility Agent and Security Trustee
By:	/s/ Matthew R. Cooley
	Name:	Matthew R. Cooley
	Title:	Attorney-in-Fact

DVB BANK AG, as Swap Bank
By:	/s/ Cornelis Overgaauw
	Name:	Cornelis Overgaauw
	Title:	Senior Vice President

By:	/s/ C.V.D. Beek
	Name:	C.V.D. Beek
	Title:	Vice President

The Lenders: DVB BANK NV, as Lender
By:	/s/ Matthew R. Cooley
	Name:	Matthew R. Cooley
	Title:	Attorney-in-Fact

NIBC BANK N.V., as Lender
By:	/s/ H. J. van West
	Name:	H. J. van West
Title:

By:	/s/ Maurice L. Wijmans
	Name:	Maurice L. Wijmans
Title:

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, as Lender
By:	/s/ Alasdair Weir
	Name:	Alasdair Weir
	Title:	Director

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BAYERISCHE HYPO-UND VEREINSBANK AKTIENGESELLSCHAFT, as Lender
By:	/s/ Somitsch
	Name:	Somitsch
	Title:	Vice President

By:	/s/ Grotheer-Isecke
	Name:	Grotheer-Isecke
Title:

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